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                                                                   Exhibit 10.16
                                                                  EXECUTION COPY

                            SUBSCRIPTION AGREEMENT
                            ----------------------

        THIS SUBSCRIPTION AGREEMENT dated as of August 22, 1997 (the "Agreement") by and between Software AG Systems, Inc., a Delaware corporation, (the "Company") and Timothy L. Hill (the "Purchaser").

        WHEREAS, the Purchaser has been elected Vice President, Marketing of the Company; and

        WHEREAS, the Company and the Purchaser desire to enter into an agreement pursuant to which the Purchaser will purchase from the Company, and the Company will sell to the Purchaser, 500 shares (the "Shares") of the Company's common stock;

        NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                                  ARTICLE 1.
                        PURCHASE AND SALE OF THE SHARES

        1.1  Purchase and Sale of the Shares. Upon execution of this Agreement:
             -------------------------------

               (a) The Purchaser will purchase from the Company, and the Company will issue and sell to the Purchaser, the Shares for an aggregate purchase price of $202,095 (the "Purchase Price");

               (b) The Company will deliver to the Purchaser a certificate representing the Shares; and

               (c) The Purchaser will deliver to the Company a cashier's or certified check or wire transfer of funds in the amount of the Purchase Price.

        1.2  Purchaser Representations and Warranties.
             ----------------------------------------

        In connection with the purchase and sale of the Shares hereunder, the Purchaser represents and warrants to the Company that:

               (a) The Purchaser is acquiring the Shares for his own account for investment purposes only and not with a view to, or intention of, making a distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws, and the Shares will not be transferred


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or disposed of in contravention of the Act or any applicable state securities laws.

               (b) The Purchaser is aware that the Shares have not been registered under the Act or any state or other jurisdiction's securities laws, and that the Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered or exemptions from such registration requirements are available. The Purchaser is further aware that the Company is under no obligation to register the Shares under the Act or any state or other jurisdiction's securities laws or to assist the Purchaser is complying with any exemption from such registration requirements.

               (c) The Purchaser acknowledges that investment in the Shares involves substantial risks, including the risk of total loss of his investment in the Shares. The Purchaser (i) is able to bear the economic risk of his investment in the Shares for an indefinite period of time; (ii) has adequate means, other than the Shares or funds invested therein, of providing for his current and foreseeable needs; (iii) has no foreseeable need to sell or otherwise dispose of any of the Shares; and (iv) has sufficient net worth to sustain a loss of his entire investment in the Shares in the event such loss should occur.

               (d) The Purchaser acknowledges that (i) all documents, books and records requested by the Purchaser pertaining to the Company or the Shares have been made available for inspection by the Purchaser and his agents and representatives and (ii) the Purchaser and his agents and representatives have had a reasonable opportunity to ask questions of and receive answers from the Company or persons acting on behalf of the Company, concerning all matters relevant to the Purchaser's decision to purchase Shares.

               (e) The Purchaser is an "accredited investor," as such term is defined in Rule 501 under the Act. The Purchaser and his agents and representatives have such knowledge and experience in financial and business matters as to enable them to utilize the information made available to them in connection with the transactions contemplated hereby to evaluate the merits and risks of an investment in the Shares and to make an informed decision with respect thereto, and such an evaluation and informed decision have been made.

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               (f) The Purchaser has the legal capacity and authority to enter into and perform all of his obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms. The execution, delivery and performance of this Agreement does not and will not conflict with, violate, cause a breach of or constitute a default under (i) any agreement, contract or other instrument or obligation to which the Purchaser is a party or by which the Purchaser is bound or (ii) any judgment, order, decree, statute, rule or regulation to which the Purchaser is subject.

                                  ARTICLE 2.
                         REPURCHASE RIGHT AND NO RAID

        2.1 Company's Repurchase Right.
            --------------------------

               (a) The Purchaser covenants and agrees that, except with the prior written consent of the Company, he will not transfer, sell or otherwise dispose of, whether directly or indirectly, any of the Shares prior to the later of (i) the second anniversary of the date hereof and (ii) the ninetieth (90th) day following the Termination Date (as defined below), and any purported disposition in violation hereof shall be null and void. If prior to the second anniversary of the date hereof the Purchaser's employment with the Company is terminated for any reason, then within sixty (60) days following the date of such termination (the "Termination Date"), the Company may elect, by delivering to the Purchaser a written notice of the Company's election, to purchase the Shares (including any securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or other similar event) for a total purchase price equal to the Purchase Price.

               (b) If the Company exercises its right to purchase the Shares pursuant to this Section, the Company and the Purchaser shall consummate the sale and purchase of the Shares no later than ninety (90) days after the Termination Date.

               (c) The Purchaser hereby acknowledges that the right of the Company to purchase the Shares in the manner described in this Section is not unreasonable under the circumstances existing as of the date hereof.

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        2.2 No Raid Covenant.
            ----------------

               (a) The Purchaser agrees that, from the date hereof until five years after the termination of the Purchaser's employment with the Company and its susidiaries, the Purchaser shall not, directly or indirectly, acting either alone or in concert with others, seek to influence any employee of the Company or any of its subsidiaries to leave or otherwise terminate such employee's employment with such entity. The Purchaser agrees that, from the date hereof until three years after the termination of the Purchaser's employment with the Company and its subsidiaries, the Purchaser shall not, directly or indirectly, solicit or assist any other person in soliciting (other than on behalf of the Company and its subsidiaries) any customers, clients or suppliers of the Company or any of its subsidiaries, provided, however, that the obligations set forth in this sentence shall not apply to the Purchaser following the termination of the Purchaser's employment if such termination is (i) by the Company and (ii) not for cause.

               (b) The Purchaser acknowledges that he has carefully read and considered all of the terms of this Agreement, including particularly the terms of this Section 2.2, that the Company has made a substantial investment in the Company's business and that the restrictions provided in this Section 2.2 are reasonable and necessary for the Company's protection. The Purchaser further acknowledges that damages at law will not be a measurable or adequate remedy for breach of the covenants contained in this Section, and accordingly the Purchaser consents to the entry by any court of competent jurisdiction of any order enjoining the Purchaser from violating any such covenants. The parties hereto further agree that if, in any judicial proceeding, a court should refuse to enforce any covenants set forth in this Section 2.2 because of their term or geographical scope, then such covenants shall be deemed to be modified to permit their enforcement to the maximum extent permitted by law.

                                  ARTICLE 3.
                              GENERAL PROVISIONS

        3.1 Shareholders Agreement. The Purchaser understands and agrees that,
            ----------------------
upon execution of this Agreement, the Purchaser becomes a party to the Shareholders Agreement dated as of April 1, 1997, by and

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among the Company and certain shareholders of the Company (the "Shareholders
Agreement"), a copy of which has been provided to the Purchaser. The Purchaser hereby agrees to be bound as a "Shareholder" to all the terms and conditions, including the transfer restrictions, of the Shareholders Agreement.

        3.2 Legends. The Purchaser understands and agrees that, in addition to
            -------
any other legends required by applicable law, the certificate or certificates representing the Shares will bear legends substantially to the effect set forth below and that a stop transfer order may be placed with respect thereto.

        THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE SECURITIES LAW OF ANY JURISDICTION AND MAY NOT BE TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (B) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS AND OTHER TERMS OF A SHAREHOLDERS AGREEMENT DATED AS OF APRIL 1, 1997, AMONG SOFTWARE AG SYSTEMS, INC. AND CERTAIN SHAREHOLDERS THEREOF AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF SOFTWARE AG SYSTEMS, INC. AND WILL BE FURNISHED UPON REQUEST TO THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS AND OTHER TERMS OF A SUBSCRIPTION AGREEMENT DATED AS OF AUGUST 22, 1997, BETWEEN SOFTWARE AG SYSTEMS, INC. AND THE REGISTERED HOLDER HEREOF AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF SOFTWARE AG SYSTEMS, INC. AND WILL BE FURNISHED UPON REQUEST TO THE REGISTERED HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

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        3.3 Survival. The representations, warranties and covenants contained in
            --------
this Agreement shall survive the purchase and sale of the Shares pursuant to this Agreement.

        3.4 Amendment. This Agreement may be amended, or any provision hereof
            ---------
may be waived, at any time by an agreement in writing of the parties hereto.

        3.5 Entire Agreement; Successors. This Agreement contains the entire
            ----------------------------
agreement among the parties hereto with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral, other than documents referred to herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

        3.6 No Assignment. No party hereto may assign any of his or its rights
            -------------
or obligations under this Agreement to any other person.

        3.7 Notices. All notices or other communications which are required or
            -------
permitted hereunder shall be in writing and sufficient if delivered personally, by facsimile or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

        If to the Company:

        Software AG Systems, Inc.
        11190 Sunrise Valley Drive
        Reston, VA 20191
        Attn: Chief Financial Officer
        Facsimile: (703) 391-6504

If to the Purchaser, to the address set forth beneath the signature of the Purchaser on the signature page hereof.

        All such deliveries shall be deemed effective when received by the person entitled to such receipt or when delivery has been attempted but refused by such person. Any party may change the person or address to which such deliveries shall be made with respect to such

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party by delivering notice thereof to the other party hereto in accordance with this Section.

        3.8  Captions.  The captions contained in this Agreement are for
             ---------
reference purposes only and are not part of this Agreement.

        3.9  Counterparts.  This Agreement may be executed in any number of
             -------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

        3.10 Governing Law and Venue.  The validity, interpretation,
             ------------------------
construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Virginia applicable to agreements made and entirely to be performed within such jurisdiction. The party bringing any action under this Agreement shall only be entitled to choose the federal or state courts in the Commonwealth of Virginia as the venue for such action, and each party consents to the jurisdiction of the court chosen in such manner for such action.

        3.11 Further Assurances.  Subject to the terms and conditions herein
             -------------------
provided, each of the parties hereto shall use reasonable efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SOFTWARE AG SYSTEMS, INC.

By: /s/ Daniel Gillis
    ------------------------
    Daniel Gillis
    Chief Executive Officer


    /s/ Timothy L. Hill
----------------------------
Timothy L. Hill
Address: 10705 Falls Pointe Drive
         Great Falls, VA 22066

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                                                                  EXECUTION COPY

                              AMENDMENT AGREEMENT

        THIS AMENDMENT AGREEMENT is made as of October 13, 1997, by and between Software AG Systems, Inc., a Delaware corporation (the "Company") and Timothy L. Hill (the "Purchaser").

        WHEREAS, the Purchaser and the Company have previously entered into a Subscription Agreement, dated as of August 22, 1997 (the "Agreement"), pursuant to which, the Company may elect to purchase the Shares (as defined in the Agreement) from the Purchaser for a total purchase price equal to the Purchase Price (as defined in the Agreement) if the Purchaser's employment with the Company is terminated for any reason prior to August 22, 1999 (the "Repurchase Right"); and

        WHEREAS, the Purchaser and the Company desire to amend the Agreement to terminate the Repurchase Right upon a change of control of the Company;

        NOW, THEREFORE, Section 2.1 of the Agreement is hereby amended to read in full as follows:

        2.1 Company's Repurchase Right. The Purchaser covenants and agrees that,
            --------------------------
except with the prior written consent of the Company, he will not transfer, sell or otherwise dispose of, whether directly or indirectly, any of the Shares prior to the later of (i) August 17, 1999 or (ii) the ninetieth (90th) day following the Termination Date (as defined below), and any purported disposition in violation hereof shall be null and void. If prior to the earlier of (y) August 17, 1999 or (z) a Change of Control of the Company, the Purchaser's employment with the Company is terminated voluntarily by Purchaser or by the Company for cause, then within sixty (60) days following the date of such termination (the "Termination Date"), the Company may elect, by delivering to the Purchaser a written notice of the Company's election, to purchase the Shares (including any securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or other similar event) for a total purchase price equal to the Purchase Price. For purposes of this Section 2.1, the term "Change of Control" means the occurrence of any of the following events after the date hereof: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) together with its affiliates, excluding affiliates of Thayer Equity Investors III, L.P., a

Delaware limited partnership, and employee benefit plans of the Company, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding securities;
(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                               -- end of page --
                   [signatures appear on the following page]

                                     - 2 -
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        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

                                                SOFTWARE AG SYSTEMS, INC.

                                                By:/s/ Daniel F. Gillis
                                                ---------------------------
                                                Daniel F. Gillis
                                                President and
                                                Chief Executive Officer


                                                PURCHASER


                                                /s/ Timothy L. Hill
                                                ---------------------------
                                                Timothy L. Hill

                                     - 3 -